Blugrass Energy Closes New Mexico Acquisition

CALGARY--(BUSINESS WIRE)--Blugrass Energy Inc (OTCBB: ), (www.blugrassenergy.com) is pleased to announce that Blugrass Energy Inc.,  that effective October 12,2009 Blugrass has closed the acquisition  of  the Robinhood L.L.C.,(Marks and Garner Productions) properties and corporate assets, located in and around the Cave Pool Unit in Eddy County, New Mexico.

Blugrass Energy Inc. has purchased a 100% working interest and other rights associated with the acreage in and around the Cave Pool Unit located in Eddy County, New Mexico, comprising approximately 2,800 acres held by Robinhood L.L.C., (Marks and Garner Productions). Additionally, Blugrass Energy Inc. will receive all operating rights with respect to the oil and gas leases owned by Robinhood L.L.C. (Marks and Garner Productions). This includes, all equipment used to produce and sell crude oil and natural gas on the acreage owned by Robinhood L.L.C.(Marks and Garner Productions).

The Cave Pool Unit is located within the Artesia Vacuum Trend, more specifically, within the Grayburg Jackson Pool.  The Artesia Vacuum Trend currently contains thirteen reservoirs with more than 1 MMBO cumulative production.  Cumulative production from these 13 reservoirs was 796 MMBO as of 2000.  Depths to the top of reservoirs range from 1290 to 4700 ft.  This is a mature Area, especially within the productive San Andres Carbonates.  Recent development of lower permeability Grayburg sandstones in the Grayburg Jackson reservoir during the mid-1990’s has been successful to the point of reversing production decline, and is a major focus of current and future development in the area.

Blugrass has a 100% working interest, in 32 wells which are currently producing approximately 12 BOPD with 30 MCF of natural gas, based on 40 acre spacing. It is estimated that there are over 100 possible new drilling targets based on 20 acre spacing.  Management has identified 10 wells that are currently shut-in that will be  reworked with the goal of returning these wells back to producing status, and upon the successful completion of reworking these 10 wells back into production, production levels could exceed 20 BOPD.  Water disposal is currently handled via the Cave Pool Units injection well which decreases water hauling costs thus making the Cave Pool Unit, potentially more economically attractive.

Mr Berscht President of Blugrass Energy Inc. states “We are excited with the closing of this agreement in New Mexico and will look to increasing production immediately,”

 “This is the first step the company is taking to contribute to domestic Oil and Gas production and towards building shareholder value.”

Consideration for this acquisition consists of cash in the amount of $550,000, with terms consisting of incremental cash payments between October 2009 and February 2010. The agreement can be viewed in its entirety on form 8-K to be filed with the Securities and Exchange Commission.

About Blugrass:

Blugrass Energy, Inc. is a development stage oil and gas development and exploration company based in the United States that is traded on the Over the Counter Bulletin Board under the Symbol BLUG. The goal of BLUG is to grow through internally generated and developed prospects, participation with industry partners in oil and gas exploration and in targeted joint ventures.

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Contact:

Contact:
Blugrass Energy Inc.
Tony Collins